SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                 April 19, 2004
                Date of Report (Date of earliest event reported)


                        First Chester County Corporation
             (Exact name of registrant as specified in its charter)



 Pennsylvania                       0-12870                     23-2288763
 -------------                     ---------                 ------------------
 (State or other jurisdiction     (Commission               (I.R.S. Employer
  of incorporation)                File Number)              Identification No.)



                 9 North High Street, West Chester, Pennsylvania
                    (Address of principal executive offices)



                                 (484) 881-4000
              (Registrant's telephone number, including area code)



                          (Former name or former address,
                           if changed since last report.)

Item 9.    Regulation FD Disclosure.

The following information is intended to be included under "Item 12. Results of Operations and Financial Condition" and is included under this Item 9 in accordance with SEC Release No. 33-8216.

On April 19, 2004, First Chester County Corporation (the "Company") issued a press release regarding its financial results for the quarter ended March 31, 2004. The Company's press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: April 19, 2004                       FIRST CHESTER COUNTY CORPORATION


                                           By:
                                           -------------------------------------
                                           Name: John A. Featherman, III
                                           Title: CEO and Chairman of the Board

                                  EXHIBIT INDEX

-------------------- -----------------------------------------------------------
    Exhibit No.                                                Description
-------------------- -----------------------------------------------------------
-------------------- -----------------------------------------------------------
       99.1          Press release, dated April 19, 2004.

-------------------- -----------------------------------------------------------

                                 April 19, 2004

EDITOR: The following information is for immediate release. If you have any questions, please contact John C. Stoddart, Shareholder Relations Officer of First Chester County Corporation at 484-881-4141, or john.stoddart@fnbchestercounty.com.

                    First Chester County Corporations Reports
                $1.5 Million in Net Income in First Quarter 2004
                           Loans and Deposits Increase

     West Chester, PA, First Chester County Corporation (OTC: FCEC), parent company of First National Bank of Chester County (the "Bank"), announced first quarter net income of $1.501 million for the three-months ended March 31, 2004 compared to $1.553 million for the three-months ended March 31, 2003. Net income for the first quarter of 2003 included an after tax gain of $214 thousand from the sale of the Bank's credit card portfolio. Basic Earnings per share for the three months ended March 31, 2004 were $0.33 compared to $0.35 for the three months ended March 31, 2003.

     "The total assets for First Chester County Corporation increased by 7.2 percent to $706.9 million over the first quarter of last year," said John A. Featherman III, Chairman of the Board of Directors and Chief Executive Director. "The Corporation continues its history of strong performance."

     Loans grew 20.4 percent or $88.9 million from $436.3 million at March 31, 2003, to $525.2 million as of March 31, 2004. Deposits increased 2.4 percent or $14.1 million from $577.2 million at March 31, 2003 to $591.3 million as of March 31, 2004.

     "The increase in loans and deposits indicates the Bank is growing," said Kevin C. Quinn, President. "We're looking forward to the remainder of the year." Growth in loans is attributed to the efforts of the Bank's Business and Personal Banking Divisions and its new Customer Contact Center. The opening of the Bank's 16th and 17th branches located in Coatesville and Giunta's Thriftway in West Chester last year contributed to the growth. The Giunta's branch provides customers with seven day branch banking.

     The Corporation's annual meeting will be held on April 27, 2004, at 10:00 a.m. in the Musser Auditorium at the Penn State Great Valley Campus in Malvern Pennsylvania. The Board of Directors and Management Team are looking forward to greeting shareholders in person.

     The First National Bank of Chester County is the largest independent national bank headquartered in Chester County and provides quality financial services to individuals, businesses, governmental entities, nonprofit organizations, and community service groups.


     This release may contain  forward-looking  statements within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements are based on current intentions and expectations. However, because such statements pertain to future events and circumstances, any of the statements could prove to be inaccurate. Therefore, there can be no assurance that the forward-looking statements contained in this release will prove to be accurate. Additional information that could cause future events to vary materially from the results anticipated may be found in the Corporation's most recent Form 10-K and other reports filed with the Securities and Exchange Commission. Furthermore, the Corporation disclaims any obligation or intent to update any such factors or forward-looking statements in light of future events and developments. First Chester County Corporation has 4,535,763 shares outstanding and is traded in the over-the-counter market under the symbol of "FCEC." For more information, please contact the Bank's Shareholder Relations Department at 484-881-4141 or visit our interactive website at www.fnbchestercounty.com.

                             First Chester County Corporation
                             SELECTED FINANCIAL DATA (unaudited)

(Dollars in thousands, except per share data)

SELECTED FINANCIAL DATA                                              MARCH 31,              December 31,
-----------------------
                                                              2004                2003           2003
                                                              ----                ----           ----

Total assets                                               $706,926            $658,926       $689,210
Gross loans                                                 525,160             436,348        511,249
Allowance for loan & lease losses                             6,000               6,389          5,864
Total investment securities                                 123,924             129,346        130,729
Deposits                                                    591,297             577,160        577,314
Shareholders equity                                          53,357              49,593         51,750
Average assets                                              692,929             634,564        660,230
Average equity                                               52,801              49,568         50,561
Non-accrual loans                                             2,339               5,965          3,093

Financial Management Services
  Assets under management & custody *                       555,651             494,305        550,217

STATEMENT OF INCOME                                         THREE MONTHS ENDED MARCH 31,
-------------------
                                                              2004                 2003
                                                              ----                 ----

Interest income                                             $ 8,639             $ 8,323
Interest expense                                              1,669               1,941
                                                             ------              ------

Net interest income                                           6,970               6,382

Provision for loan losses                                       300                 394
                                                             ------              ------

Net interest income after
  provision for loan losses                                   6,670               5,988

       Financial Management Services revenue                    947                 783
       Service charges on deposit accounts                      524                 533
       Investment securities gains, net                          53                  58
       Operating lease rental income                            193                 251
       Gains on sale of premises and other real-estate owned     25                   -
       Gains and fees on the sale of residential mortgages      141                 411
       Gains on the sale of credit card portfolio                 -                 306
       Other                                                    503                 527
                                                             ------              ------

       Non-interest income                                    2,386               2,869

       Salaries and employee benefits                         3,875               3,678
       Occupancy, equipment, and data processing              1,330               1,343
       Depreciation expense on operating leases                 172                 171
       FDIC deposit insurance                                    21                  22
       Bank shares tax                                          125                 109
       Professional services                                    334                 257
       Other                                                  1,056               1,060
                                                             ------              ------

       Non-interest expense                                   6,913               6,640

Income before income taxes                                    2,143               2,217
                                                             ------              ------

Income Taxes                                                    642                 664
                                                             ------              ------

Net Income                                                  $ 1,501             $ 1,553
                                                             ======              ======


PER SHARE DATA

Net income per share (Basic)                                $  0.33             $  0.35
Net income per share (Diluted)                              $  0.32             $  0.34
Cash divided declared                                       $0.1375             $0.1350
Book value                                                  $ 11.77             $ 11.16
Average bid/ask                                             $ 24.55             $ 17.68
Actual shares outstanding                                 4,534,904           4,445,452
Basic weighted average shares outstanding                 4,524,048           4,437,965

* These assets are managed by the Trust and Investment Services Division of the Bank and are not assets of the Bank or the Corporation.